                                                                  Exhibit 10.43

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                                   MCSi, INC.
                                 AS THE BORROWER

                                       AND

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                               NATIONAL CITY BANK
                     AS A LENDER AND AS DOCUMENTATION AGENT

                         PNC BANK, NATIONAL ASSOCIATION
                       AS A LENDER, THE SWING LINE LENDER
                            A LETTER OF CREDIT ISSUER
                           AND AS ADMINISTRATIVE AGENT


                              ---------------------

                                AMENDMENT NO. 13
                                   DATED AS OF
                                 JUNE 29, 2001
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                   DATED AS OF
                                DECEMBER 1, 1998
                              ---------------------

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

                                                                Exhibit 10.43


                                AMENDMENT NO. 13
                                        TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


        THIS AMENDMENT NO. 13 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 29, 2001 ("THIS AMENDMENT ") by and among:

                  (i) MCSi, INC., a Maryland corporation, which is the successor by merger to Miami Computer Supply Corporation, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

                  (ii) the financial institutions listed on the signature pages hereof (the "LENDERS");

                  (iii) NATIONAL CITY BANK, a national banking association, as a Lender and as Documentation Agent; and

                  (iv) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, a Letter of Credit Issuer and as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement:

        PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders named therein, and the Administrative Agent entered into the Amended and Restated Credit Agreement, dated as of December 1, 1998, as amended by Amendment No. 1 thereto, dated as of March 31, 1999, Amendment No. 2 thereto, dated as of April 19, 1999, Amendment No. 3 thereto, dated as of August 13, 1999, Amendment No. 4 thereto, dated as of August 31, 1999, Amendment No. 5 thereto, dated as of December 20, 1999, Amendment No. 6 thereto, dated as of January 10, 2000, Amendment No. 7 thereto, dated as of February 4, 2000, Amendment No. 8 thereto, dated as of April 30, 2000, Amendment No. 9 thereto, dated as of May 31, 2000, Amendment No. 10 thereto, dated as of September 27, 2000, Amendment No. 11 thereto, dated as of December 8, 2000 ("AMENDMENT NO. 11"), and Amendment No. 12 thereto, dated as of March 30, 2001 ("AMENDMENT NO. 12") (as so amended, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

        (2) Pursuant to Amendment No. 11, the Credit Agreement was amended to provide, among other things, for a temporary increase in the Total General Revolving Commitment from $160,000,000 to $181,000,000, and the Lenders made General Revolving Loans to the Borrower reflecting usage of such temporary increase (such General Revolving Loans reflecting such usage are referred to herein as the "DECEMBER BRIDGE LOANS").

        (3) The Borrower has requested that the maturity date of the December Bridge Loans as specified in Amendment No. 12 be extended, and has further notified the Administrative Agent and the Lenders of its intent to either (a) refinance the Total General Revolving Commitment, or (b) partially refinance the Total General Revolving Commitment through additional credit facilities, including subordinated indebtedness or the issuance of additional equity.

        (4) In connection with the foregoing, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to extend the due date of the December Bridge Loans from June 30, 2001 to September 30, 2001, to amend certain financial covenants, and to otherwise amend certain provisions of the Credit Agreement, all as more fully set forth below.

        NOW, THEREFORE, the parties hereby agree as follows:

         1. AMENDMENTS, ETC.

         1.1. EXTENSION OF TEMPORARY INCREASE IN TOTAL GENERAL REVOLVING COMMITMENT. Effective on and as of the Amendment Effective Date (as defined below), the Temporary Increase End Date (as defined in Amendment No. 11 and as amended in Amendment No. 12) is hereby amended such that, with respect to the December Bridge Loans, the Temporary Increase End Date shall mean the earlier of
(i) September 30, 2001, or (ii) the date that the Total General Revolving Commitment is terminated.

         1.2. APPLICABLE TEMPORARY MARGIN FOR DECEMBER BRIDGE LOANS. Notwithstanding anything in Amendment No. 11 or Amendment No. 12 to the contrary, effective on the Amendment Effective Date, with respect to all December Bridge Loans, the Applicable Temporary Margin (as defined in Amendment No. 11 and as amended in Amendment No. 12) shall be:

                  (a) with respect to December Bridge Loans that are Eurodollar Loans, (i) prior to August 1, 2001 or after the occurrence (on or before August 31, 2001) of a Take-Out Condition (as defined below), 350 basis points, (ii) on August 1, 2001 (provided that a Take-Out Condition shall not have occurred on or before July 31, 2001) through August 31, 2001, 450 basis points, or (iii) on September 1, 2001 and thereafter (provided that a Take-Out Condition shall not have occurred on or before August 31, 2001), 550 basis points; and

                  (b) with respect to December Bridge Loans that are Prime Rate Loans, (i) prior to August 1, 2001 or after the occurrence (on or before August 31, 2001) of a Take-Out Condition, 200 basis points, (ii) on August 1, 2001 through August 31, 2001 (provided that a Take-Out Condition shall not have occurred on or before July 31, 2001), 300 basis points, or (iii) on September 1, 2001 and thereafter (provided that a Take-Out Condition shall not have occurred on or before August 31, 2001), 400 basis points.

As used herein, "TAKE-OUT CONDITION" shall mean that the Borrower shall have delivered to the Administrative Agent (A) a definitive agreement signed by both the Borrower and a person or entity or persons or entities that are acceptable to the Administrative Agent and the Required Lenders, in their reasonable discretion, wherein as a result of the transactions set forth in such agreement all of the Obligations shall be repaid in full; or (B) a signed commitment letter from a lender or a signed letter of intent from an investor or investors acceptable to the Administrative Agent and the Required Lenders, in their reasonable discretion, wherein such lender shall have committed to lending at least $60,000,000 to the Borrower as Subordinated Indebtedness or such investor shall have committed to purchasing additional equity from the Borrower, the proceeds of which shall be used to repay the outstanding Obligations in accordance with the terms of this Amendment. In the event that a Take-Out Condition shall have occurred for purposes of Section 1.2 of this Amendment, but the transactions contemplated thereby shall fail to be fully completed to the satisfaction of the Administrative Agent, in its reasonable discretion, within a reasonable time (but in no event more than sixty (60) days) after the occurrence of the applicable Take-Out Condition, the Applicable Temporary Margin shall be retroactively adjusted to the appropriate level (as set forth in Section 1.2 of this Amendment) as if such Take-Out Condition had not occurred, and the difference in the Applicable Temporary Margin in effect by virtue of the occurrence of such Take-Out Condition and the Applicable Temporary Margin that would have otherwise been in effect shall immediately be paid to the Administrative Agent, for the benefit of the Bridge Lenders (as hereinafter defined), by the Borrower. In addition, the Borrower shall pay to the Administrative Agent, for the benefit of the Bridge Lenders, the fees set forth in Section 1.9 hereof as if such Take-Out-Condition had never occurred.

         1.3. DECEMBER BRIDGE LOANS OTHERWISE UNAFFECTED. Except as modified pursuant to this Section 1.2, all other terms and conditions of the December Bridge Loans shall remain in full force and effect.

         1.4. CONSOLIDATED CAPITAL EXPENDITURES. Effective on the Amendment Effective Date, Section 9.9 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  9.9. CAPITAL EXPENDITURES. The Borrower shall not, and shall not permit any of its Subsidiaries to, make or incur Consolidated Capital Expenditures at any time (a) in excess of $10,500,000, during the fiscal year of Borrower ended December 31, 1999, (b) in excess of $11,500,000, during the fiscal year of Borrower ended December 31, 2000, (iii) in excess of $7,500,000, during the two (2) consecutive fiscal quarters of Borrower ending June 30, 2001, or (iv) in excess of $8,000,000, during the fiscal year of Borrower ending December 31, 2001 and during each subsequent fiscal year of Borrower thereafter. In the event that the actual Consolidated Capital Expenditures for any fiscal period of Borrower are less than the preceding respective amounts, the excess amount for any fiscal period may not be carried over to any subsequent period.

         1.5 INDEBTEDNESS COVENANT. Effective on the Amendment Effective Date,
Section 9.4 of the Credit Agreement is hereby amended to delete subpart (j) therefrom and insert in place thereof the following:

                  (j) in addition to the loans or advances permitted pursuant to subsection (i) above, Indebtedness incurred by the MCSi/Intellisys Subsidiaries to any Person (other than the Borrower or any of its Subsidiaries, but specifically including any credit facility that may be provided by PNC Bank, National Association, or any affiliate thereof or any other Lender, in its sole discretion, independent of this Agreement ) PROVIDED(a) that the aggregate outstanding principal amount of such Indebtedness outstanding at any time shall not exceed $12,000,000 at any time.

         1.6. INDEBTEDNESS COVENANT. Effective on the Amendment Effective Date,
Section 9.4 of the Credit Agreement is hereby amended to add the following new subsection (k) thereto:

                  (k) Subordinated Indebtedness of the Borrower in an aggregate amount at any time outstanding not to exceed $80,000,000, on terms and conditions satisfactory to the Administrative Agent and the Required Lenders provided that all of the proceeds of any such Subordinated Indebtedness of the Borrower shall first be applied to the outstanding balance (if any) of the December Bridge Loans (as defined in the Amendment No. 11 to this Agreement, dated as of December 8, 2000) and the remainder to be applied pro rata to the remaining outstanding balance of Loans under the Total General Revolving Commitment.

         1.7 APPLICATION OF PROCEEDS. Notwithstanding anything in the Credit Agreement to the contrary, upon the receipt by the Borrower of any proceeds of any transaction (including, but not limited to, the proceeds of any Subordinated Indebtedness or equity offering) referenced in Section 1.2 of this Amendment, 100% of such proceeds shall be applied, first, to the outstanding balance, if any, of the December Bridge Loans and the remainder to be applied pro rata to the remaining outstanding balance of the Loans under the Total General Revolving Commitment.

         1.8. AMENDMENT FEE. As consideration for the amendments to the Credit Agreement pursuant to this Amendment, the Borrower shall pay to the Administrative Agent, (a) for the PRO RATA distribution among those Lenders signatory hereto an amendment fee of 25.00 basis points, calculated on the $160,000,000 General Revolving Commitment, and (b) for the PRO RATA distribution among the Lenders that have made December Bridge Loans and have agreed to extend the due date of the December Bridge Loans (the "BRIDGE LENDERS"), an amendment fee of 200.00 basis points, calculated on such Lender's Commitment with respect to such December Bridge Loans. The foregoing fees shall be payable in immediately available funds on the Amendment Effective Date.

         1.9. TAKE-OUT CONDITION FEES. In the event that a Take-Out Condition shall not have occurred (a) on or before July 31, 2001, the Borrower shall pay to the Administrative Agent, for the PRO RATA distribution among the Bridge Lenders, a fee of 100.00 basis points, calculated on such Bridge Lender's Commitment with respect to such December Bridge Loans; and (b) on or before August 31, 2001, the Borrower shall pay to the Administrative Agent, for the PRO RATA distribution among the Bridge Lenders, a fee of 100.00 basis points, calculated on such Bridge Lender's Commitment with respect to such December Bridge Loans.

         2. REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

         2.1. AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

         2.2. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

         2.3. NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

         2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

         2.5. RECENT FINANCIAL STATEMENTS. The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of the unaudited condensed consolidated balance sheet of the Borrower and its consolidated subsidiaries as of March 31, 2001, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated subsidiaries for the fiscal period then ended, as contained in the Form 10-Q Quarterly Report of the Borrower filed with the SEC. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present the financial position of the Borrower and its consolidated subsidiaries as of the date indicated and the consolidated results of their operations and cash flows for the period indicated, subject to normal audit adjustments, none of which will involve a Material Adverse Effect.

         2.6. NO CLAIMS, ETC. The Borrower does not have any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.

         3. EFFECTIVENESS.

         This Amendment shall become effective on June 29, 2001 (the "AMENDMENT EFFECTIVE DATE"), subject to the satisfaction of the following conditions on or before such date (or such later date as specified below):

                  (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (c) the Administrative Agent shall have been notified by all of the Required Lenders (and to the extent required by the Credit Agreement, all of the Lenders affected thereby) that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);

                  (d) the Borrower shall have duly executed and delivered to the Administrative Agent, for the account of the Lenders, General Revolving Notes in the form of the attached EXHIBIT A made payable to the order of the respective Lenders in the amount of the temporary increase in their respective General Revolving Commitments provided for in Amendment No. 12, but reflecting the extension of the due date for the December Bridge Loans in accordance with this Amendment, and otherwise conforming to the requirements of the Credit Agreement, provided that the Administrative Agent shall return all such General Revolving Notes being replaced thereby to the Borrower marked "Replaced";

                  (e) the Borrower shall have delivered to the Administrative Agent a (i) joinder to the Subsidiary Guaranty and (ii) joinder to the Security Agreement, each in form and substance satisfactory to the Administrative Agent, dated as of the date of this Amendment, and executed by the MCSi/Intellisys Subsidiaries, together with the appropriate executed UCC financing statements in connection therewith, which shall be in form and substance satisfactory to the Administrative Agent;

                  (f) the Borrower shall have delivered to the Administrative Agent (i) the articles of incorporation and bylaws of the MCSi/Intellisys Subsidiaries certified by an officer of each such MCSi/Intellisys Subsidiary as being true, correct and complete as of the date of this Amendment, (ii) a certificate of the Secretary or an Assistant Secretary of each MCSi/Intellisys Subsidiary, dated as of the date of this Amendment, certifying the due adoption of the resolutions of such MCSi/Intellisys Subsidiary, approving the execution of the respective joinder agreements referred to in section 3(e) hereof, and certifying that such resolutions remain in full force and effect, and such certificate and resolution shall be satisfactory in form and substance to the Administrative Agent, (iii) an opinion of counsel for the MCSi/Intellisys Subsidiaries, in form and substance satisfactory to the Administrative Agent, and (iv) within ten (10) days of the date hereof, UCC lien searches (and other searches as required by the Administrative Agent) with respect to the MCSi/Intellisys subsidiaries;

                  (g) the Borrower shall have delivered to the Administrative Agent a certificate of its Secretary or an Assistant Secretary, dated as of the date of this Amendment, certifying the due adoption by its Board of Directors of resolutions approving the extension of the due date for the December Bridge Loans and the other modifications to the Credit Agreement set forth in this Amendment, and certifying that such resolutions remain in full force and effect, and such certificate and resolution shall be satisfactory in form and substance to the Administrative Agent;

                  (h) the Borrower shall have delivered a certificate of the Borrower's chief executive officer or chief financial officer certifying to the Administrative Agent and the Lenders that as of the Amendment Effective Date (i) the representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made; (ii) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default; and (iii) the Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby; and

                  (i) the Borrower shall have paid to the Administrative Agent, for the account of the Lenders, such amendment and other fees as are payable at such time as provided in section 1.8 of this Amendment (the Administrative Agent hereby agreeing to promptly re-transmit pro rata portions of the amendment fees to the respective Lenders signatory hereto).

Subject to satisfaction of the foregoing conditions, the Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.

         4. RATIFICATIONS.

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         5. MISCELLANEOUS.

         5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

         5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to conflicts of laws provisions.

         5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.9. WAIVER OF CLAIMS. The Borrower, by signing below, hereby waives and releases Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         5.10. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

                  [Remainder of page intentionally left blank.]

         5.11. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


MSCi, INC.,                                       PNC BANK, NATIONAL ASSOCIATION,
     A MARYLAND CORPORATION WHICH IS THE                INDIVIDUALLY AS A LENDER, A LETTER OF CREDIT
     SUCCESSOR BY MERGER TO MIAMI COMPUTER              ISSUER, THE SWING LINE LENDER AND AS
     SUPPLY CORPORATION, AN OHIO CORPORATION            ADMINISTRATIVE AGENT


                                                  BY:_________________________________
BY:_________________________________                         VICE PRESIDENT
           TITLE:


NATIONAL CITY BANK,                               FIRSTAR BANK, N.A.
     INDIVIDUALLY AS A LENDER AND
     AS DOCUMENTATION AGENT

                                                  BY:_________________________________
BY:_________________________________                         TITLE:
           TITLE:


KEY CORPORATE CAPITAL INC.                        THE HUNTINGTON NATIONAL BANK



BY:_________________________________              BY:_________________________________
           TITLE:                                            TITLE:


BANK ONE, INDIANA, N. A.                          THE PROVIDENT BANK



BY:_________________________________              BY:_________________________________
           TITLE:                                            TITLE:


                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Amended and Restated Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 13 to Amended and Restated Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment, and (iii) agrees to be bound by the waivers contained therein.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.




Diversified Data Products, Inc.                Electronic Image Systems, Inc.
Computer Showcase, Inc.                        Consolidated Media Systems, Inc.
Jack Kelly & Associates, Inc.                  Technical Industries, Inc.
Dreher Business Products Corporation           C&G Marketing, Inc.
Central Audio Video, Inc.                      Fairview-AFX, Inc.
Audio-Visual Systems, Inc.                     Video Images, Inc.
Midwest Visual Equipment Co., Inc.
Westek Presentation Systems, Inc.
                                               BY:_____________________________
                                                      Ira Stanley, an officer
BY:_____________________________
   Michael E. Peppel, an officer

                                    EXHIBIT A

                             GENERAL REVOLVING NOTE

$_____________                                                    Dayton, Ohio
                                                                June ___, 2001

         FOR VALUE RECEIVED, the undersigned MSCi, INC., a Maryland corporation which is the successor by merger to Miami Computer Supply Corporation, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), hereby promises to pay to the order of ___________________________________ (the
"LENDER"), in lawful money of the United States of America in immediately available funds, at the Payment Office (such capitalized term and certain other capitalized terms used herein without definition shall gave the meanings ascribed thereto in the Credit Agreement referred to below) of PNC Bank, National Association (the "ADMINISTRATIVE AGENT"), on September 30, 2001, the principal sum of _________________________________________________
($________________) or, if less, the then unpaid principal amount of all General Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement which are evidenced by this Note.

         The Borrower promises also to pay interest on the unpaid principal amount of each General Revolving Loan made by the Lender to the Borrower and evidenced hereby in like money at said office from the date hereof until paid at the rates and at the times provided in section 2.7 of the Credit Agreement, in Amendment No. 11 to Credit Agreement (as defined below) and in Amendment No. 12 to Credit Agreement (defined below).

         This Note is one of the General Revolving Notes referred to in the Amended and Restated Credit Agreement, dated as of December 1, 1998, as amended by Amendment No. 1 thereto, dated as of March 31, 1999, Amendment No. 2 thereto, dated as of April 19, 1999, Amendment No. 3 thereto, dated as of August 13, 1999, Amendment No. 4 thereto, dated as of August 31, 1999, Amendment No. 5 thereto, dated as of December 20, 1999, Amendment No. 6 thereto, dated as of January 10, 2000, Amendment No. 7 thereto, dated as of February 4, 2000, Amendment No. 8 thereto, dated as of April 30, 2000, Amendment No. 9 thereto, dated May 31, 2000, Amendment No. 10 thereto, dated as of September 27, 2000, Amendment No. 11 thereto ("AMENDMENT NO. 11 TO CREDIT AGREEMENT "), dated as of December 8, 2000, Amendment No. 12 thereto ("AMENDMENT NO. 12 TO CREDIT AGREEMENT"), dated as of March 30, 2001, and Amendment No. 13 thereto, dated as of June ____, 2001, among the Borrower, the financial institutions from time to time party thereto (including the Lender), National City Bank, as Documentation Agent, and Administrative Agent (as from time to time in effect, the "CREDIT AGREEMENT"), and is entitled to the benefits thereof and of the other Credit Documents. As provided in the Credit Agreement, this Note is subject to mandatory prepayment prior to September 30, 2001, in whole or in part. This Note is a replacement of the Note dated as of March 30, 2001.

         In any event the entire principal amount hereof and all accrued unpaid interest shall be due and payable and shall be paid on September 30, 2001. The Borrower has previously issued to the Lender a General Revolving Note in the face amount of $___________________. This Note evidences any General Revolving Loan made by the Lender, as contemplated by Amendment No. 11 to Credit Agreement and by Amendment No. 12 to Credit Agreement, which utilizes the Lender's General Revolving Commitment in excess of such amount.

         In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.

                                      MCSi, INC.


                                      By: ____________________________________
                                              Title:


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



                         LOANS AND PAYMENTS OF PRINCIPAL

                                                                              AMOUNT
                                                                                OF
    DATE               AMOUNT              TYPE                              PRINCIPAL            UNPAID
     OF                  OF                 OF              INTEREST          PAID OR            PRINCIPAL         MADE
  NOTATION              LOAN               LOAN              PERIOD           PREPAID             BALANCE           BY
--------------     --------------     -------------     --------------     --------------     -------------     ---------

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


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